Exhibit 10.1

Original:		TMJ
cc:	TAA;	CAT
	KDM;	TJO
	CJN;	PJS
ILP;
Service Agreement No. 46283
Control No.
FTS-1 SERVICE AGREEMENT
THIS AGREEMENT, made and entered into this 1st day of November, 1993, by and between COLUMBIA GULF TRANSMISSION COMPANY (“TRANSPORTER”) and UGI UTILITIES, INC. (“SHIPPER”).
WHEREAS, Shipper has a pre — Order No. 636 FTS-1 Service Agreement with Transporter (No. 33049).
WHEREAS, Shipper has a capacity arrangement serving as agent for a group of end-users known as XD/LFD pursuant to (1) a “Partial Assignment Under the FTS-1 Rate Schedule” (No. 38005) with appendices attached thereto, and (2) a “Service Agreement for Service Under FTS-1 Rate Schedule” with Shipper as agent for XD/LFD (No. 39524), which arrangement was grandfathered as permitted by Order No. 636 (mimeo at pp. 84-85);
WHEREAS, it is necessary to enter into this FTS-1 Service Agreement with Shipper and concurrently herewith new FTS-1 Service Agreement (No. 39529) with Shipper as agent for XD/LFD as part of grandfathering this arrangement pursuant to Order No. 636;
NOW THEREFORE in consideration of the mutual covenants herein contained, the parties hereto agree as follows:
Section 1. Service to be Rendered. Transporter shall perform and Shipper shall receive the service in accordance with the provisions of the effective FTS-1 Rate Schedule and applicable General Terms and Conditions of Transporter’s FERC Gas Tariff, First Revised Volume No. 1 (Tariff), on file with the Federal Energy Regulatory Commission (Commission), as the same may be amended or superseded in accordance with the rules and regulations of the Commission herein contained. The maximum obligations of Transporter to deliver gas hereunder to or for Shipper, the designation of the points of delivery at which Transporter shall deliver or cause gas to be delivered to or for Shipper, and the points of receipt at which the Shipper shall deliver or cause gas to be delivered, are specified in Appendix A, as the same may be amended from time to time by agreement between Shipper and Transporter, or in accordance with the rules and regulations of the Commission. Service hereunder shall be provided subject to the provisions of Part 284.223 of the Commission’s regulations. Shipper warrants that service hereunder is being provided on behalf of Buyer.
Section 2. Term. Service under this Agreement shall commence as of November 1, 1993, and shall continue until October 31, 2004 and from year-to-year thereafter unless terminated by either party upon 6 months’ written notice to the other prior to the end of the initial term granted or any anniversary date thereafter. Shipper and Transporter agree to avail themselves of the Commission’s pre-granted abandonment authority upon termination of this Agreement, subject to any right of first refusal Shipper may have under the Commission’s regulations and Transporter’s Tariff.

Revision No.
Control No.
Appendix A to Service Agreement No. 46283
Under Rate Schedule FTS-1
Between (Transporter) COLUMBIA GULF TRANSMISSION COMPANY
and (Buyer) UGI UTILITIES, INC.
Transportation Demand 51,598 Dth/day
Primary Receipt Points

	F
	o
	o
	t
	n
	o
Measuring	t	Measuring	Maximum Daily
Point No.	e	Point Name	Quantity (Dth/Day)

2700010		CGT - RAYNE	51,598

Revision No.
Control No.
Appendix A to Service Agreement No. 46283
Under Rate Schedule FTS-1
Between (Transporter) COLUMBIA GULF TRANSMISSION COMPANY
and (Buyer) UGI UTILITIES, INC.
Primary Delivery Points

	F
	o
	o
	t
	n
	o
Measuring	t	Measuring	Maximum Daily
Point No.	e	Point Name	Quantity (Dth/Day)

801		TCO - LEACH	51,598

Revision No.
Control No.
Appendix A to Service Agreement No. 46283
Under Rate Schedule FTS-1
Between (Transporter) COLUMBIA GULF TRANSMISSION COMPANY
and (Buyer) UGI UTILITIES, INC.
The Master List of Interconnects (MLI) as defined in Section 1 of the General Terms and Conditions is incorporated herein by reference for purposes of listing valid secondary interruptible receipt points and delivery points.
CANCELLATION OF PREVIOUS APPENDIX A
Service changes pursuant to this Appendix A shall become effective as of November 1, 1993. This Appendix A shall cancel and supersede the previous Appendix A effective as of N/A, to the Service Agreement referenced above. With the exception of this Appendix A, all other terms and conditions of said Service Agreement shall remain in full force and effect.

UGI UTILITIES, INC.

By:	/s/ Robert J. Chaney

	Name:	Robert J. Chaney
	Title:	Vice President & General Manager

Date: 2/3/97

COLUMBIA GULF TRANSMISSION COMPANY

By:	/s/ Barry J. Lowery

	Name:	Barry J. Lowery
	Title:	Manager, Agreements Administration

Date: October 2, 1996

Service Agreement No. 46283
Control No.
Section 3. Rates. Shipper shall pay the charges and furnish Retainage as described in the above-referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement.
Section 4. Notices. Notices to Transporter under this Agreement shall be addressed to it at Post Office Box 683, Houston, Texas 77001, Attention: Manager — Agreements Administration and notices to Shipper shall be addressed to it at UGI Utilities, Inc., P. O. Box 12677, 100 Kachel Boulevard, Suite 400, Reading, PA 19612-2677, Attention: Earl Smith, until changed by either party by written notice.
Section 5. Superseded Agreements. This Service Agreement supersedes and cancels, as of the effective date hereof, the following Service Agreements: (1) FTS-1 Service Agreement No. 33049 dated October 27, 1993.
Section 6. Other Obligations. Transporter is not obligated to deliver under this Agreement and the Service Agreement between Transporter and Shipper as agent for XD/LFD (No. 39529), on any one day, an aggregate of more than the maximum daily quantity set forth in this Agreement. Consequently for billing purposes the aggregate Reservation Charge monthly billing determinants, under this Agreement and Service Agreement No. 39529 should not exceed the Transportation Demand set forth in Appendix A hereto.

UGI UTILITIES, INC.

By:	/s/ Robert J. Chaney

	Name:	Robert J. Chaney
	Title:	Vice President & General Manager

Date: 2/3/97

COLUMBIA GULF TRANSMISSION COMPANY

By:	/s/ Barry J. Lowery

	Name:	Barry J. Lowery
	Title:	Manager, Agreements Administration

Date: October 2, 1996